UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 8, 2026

Date of Report
(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40675 Encyclopedia Cir.

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of President and Chief Executive Officer

On June 8, 2026, the independent members of the Board of Directors (the “Board”) of Socket Mobile, Inc. (the “Company”) notified Kevin Mills of the Board’s decision to remove him from his role as President and Chief Executive Officer of the Company. While the parties negotiate the date of Mr. Mills’ termination of employment with the Company, Mr. Mills remains on paid administrative leave.

Appointment of President and Chief Executive Officer

On June 12, 2026, the Board appointed David A. Holmes, age 51, as President and Chief Executive Officer of the Company, effective immediately.

Mr. Holmes joined the Company in May 2021 as Chief Business Officer and has been responsible for the Company's worldwide business development and marketing activities since that time. Mr. Holmes has over 20 years of experience in the Near-Field Communications (NFC) and mobile payments industry. Prior to joining the Company, he held positions with NXP and Identive Group. Most recently, from February 2016 to May 2021, he was with UL Solutions’ Cybersecurity division, where he was responsible for Global Strategic Accounts. Mr. Holmes holds a Master of Business Administration degree from Portland State University and a Bachelor of Science degree in Industrial Engineering from the University of Nebraska.

In connection with Mr. Holmes’ appointment as President and Chief Executive Officer, the Board approved an increase in his annual base salary from $287,000 to $320,000, effective June 12, 2026. All other material terms of Mr. Holmes' employment agreement remain unchanged and are described in the Company’s Definitive Proxy Statement on Schedule 14A relating to the Company’s 2026 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 14, 2026.

There are no arrangements or understandings between Mr. Holmes and any other person pursuant to which he was selected as President and Chief Executive Officer, except as described herein. There are no family relationships between Mr. Holmes and any director or executive officer of the Company. There are no transactions involving Mr. Holmes requiring disclosure under Item 404(a) of Regulation S-K, except as previously disclosed in the Company's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ Lynn Zhao
Name: Lynn Zhao Chief Financial Officer and Director

Date: June 12, 2026